Washington, D.C. 20549

                        Form 8-K

                     CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  AUGUST 6, 1998
                                                      ----------------



               PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
------------------------------------------------------------------------------
          (Exact Name of Registrant as Specified in Its Charter)

               MARYLAND                333-34835           87-0516235
-------------------------------------------------------------------------------
   (State or Other Jurisdiction       (Commission        (IRS Employer
        of Incorporation)              File Number)       Identification Number)


               35 CENTURY PARK-WAY, SALT LAKE CITY, UTAH 84115
-------------------------------------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


      Registrant's Telephone Number, Including Area Code  (801) 486-3911
                                                          --------------

                                     N/A
-------------------------------------------------------------------------------
         (Former Name of Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OF ASSETS

      On August 6, 1998, Price Spokane Limited Partnership acquired NorthTown Mall. Price Spokane Limited Partnership is owned 99% by Price Development Company, Limited Partnership (the "Operating Partnership") who is the limited partner and 1% by Price NT Corp. who is the general partner. Price NT Corp. is wholly owned by JP Realty, Inc. Price Development Company, Limited Partnership, JP Realty, Inc., Price Spokane Limited Partnership and Price NT Corp. collectively will be referred to as the Company (the "Company"). NorthTown Mall is an enclosed regional mall containing 952,262 square feet of total gross leasable area ("Total GLA") located in Spokane Washington. The major anchor department stores at NorthTown Mall are: The Bon Marche, Sears, JC Penney, Mervyns and Emporium. At the time of its acquisition, NorthTown Mall was 95.4% occupied based on Total GLA and had 88.8% of its mall shops occupied. The purchase price paid for NorthTown Mall was $128,000,000 of which $84,500,000 was financed utilizing a first mortgage provided by Morgan Stanley and $43,500,000 was funded out of the Company's credit facilities with UBS AG and Bank One, Arizona, NA. The Company purchased the mall from Sabey Corporation, pursuant to a Real Estate Sales Agreement, the terms of which were determined through arms-length negotiations between the parties.

      The factors considered by the Company in determining the price to be paid for the mall included its historical and/or expected cash flow, nature of the tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and taxes on the mall and anticipated changes therein under Company ownership and expansion areas available, the physical condition and locations of the mall, the anticipated effect on the Company's financial results and other factors. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, and determined the price it was willing to pay primarily on the factors discussed above relating to the mall and its fit with the Company's operations.

      NorthTown Mall contains an aggregate of 952,262 square feet of Total GLA, of which 709,870 square feet is Company owned.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      FINANCIAL STATEMENTS

      The statements of revenues and certain expenses included in this report comprise the following:

      A statement of revenues and certain expenses for the year ended December 31, 1997 and unaudited comparative interim information for the six months ended June 30, 1998 and 1997 for NorthTown Mall.

      PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

      Unaudited pro forma financial information for Price Development Company, Limited Partnership is presented as follows:

      Condensed consolidated balance sheet as of June 30, 1998

      Condensed consolidated statement of operations for the six month period ended June 30, 1998 and for the year ended December 31, 1997

      Estimated twelve-month pro forma statement of taxable net operating income and operating funds available

EXHIBITS - (23.1) Consent of Independent Accountants

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
INDEX TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------


NORTHTOWN MALL
Report of Independent Accountants                                          F-2
 Historical Statement of Revenues and Certain Expenses for
  the Year Ended December 31, 1997                                         F-3
 Historical Statement of Revenues and Certain Expenses for
  the Six-Month Periods Ended June 30, 1998 and 1997 (unaudited)           F-4
 Notes to Historical Statements of Revenues and Certain Expenses           F-5


PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
Pro Forma - Unaudited:
 Condensed Consolidated Balance Sheet as of
   June 30, 1998                                                           F-6
 Condensed Consolidated Statement of Operations for the Six-
   Month Period Ended June 30, 1998 and for the Year
   Ended December 31, 1997                                                 F-8
 Estimated Twelve-Month Pro Forma Statement of Taxable
   Net Operating Income and Operating Funds Available                     F-13

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Partners' of
Price Development Company, Limited Partnership

      We have audited the accompanying Historical Statement of Revenues and Certain Expenses of NorthTown Mall for the year ended December 31, 1997 ("Historical Statement"). This Historical Statement is the responsibility of management. Our responsibility is to express an opinion on this Historical Statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Historical Statement was prepared on the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Price Development Company, Limited Partnership) and is not intended to be a complete presentation of the revenues and expenses of NorthTown Mall.

      In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenues and certain expenses of NorthTown Mall, on the basis described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





/S/ PricewaterhouseCoopers LLP
----------------------------
PRICEWATERHOUSECOOPERS LLP
Salt Lake City, Utah
August 11, 1998

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
NORTHTOWN MALL
HISTORICAL STATEMENT OF REVENUES AND CERTAIN EXPENSES
-------------------------------------------------------------------------------



                                                              FOR THE YEAR ENDED
                                                              DECEMBER  31, 1997
                                                              ------------------
Revenues:
   Minimum Rents                                               $    10,005,270
   Percentage and Overage Rents                                        823,867
   Recoveries from Tenants                                           3,986,940
                                                               ---------------
                                                                    14,816,077
                                                               ---------------
Certain Expenses:
   Operating and Maintenance                                         2,708,146
   Real Estate Taxes                                                 1,552,944
                                                                --------------
                                                                     4,261,090
                                                                --------------
Revenue in Excess of Certain Expenses                           $   10,554,987
                                                                ==============

See accompanying Notes to Historical Statements of Revenues and Certain Expenses

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
NORTHTOWN MALL
HISTORICAL STATEMENT OF REVENUES AND CERTAIN EXPENSES
------------------------------------------------------------------------------



                                           FOR THE SIX-MONTH PERIOD ENDED
                                         ----------------------------------
                                         June 30, 1998       June 30, 1997
                                           UNAUDITED)         (UNAUDITED)
                                         --------------     ---------------
Revenues:
   Minimum Rents                          $  4,946,346        $   4,826,298
   Percentage and Overage Rents                194,532              437,297
   Recoveries From Tenants                   1,986,489            2,075,171
                                          ------------        -------------
                                             7,127,367            7,338,766
                                          ------------        -------------

Certain Expenses:
   Operating and Maintenance                 1,258,281            1,202,052
   Real Estate Taxes                           721,730              925,385
                                          ------------        -------------
                                             1,980,011            2,127,437
                                          ------------        -------------
Revenues in Excess of Certain Expenses    $  5,147,356        $   5,211,329
                                          ============        =============

See accompanying Notes to Historical Statements of Revenues and Certain Expenses

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
NORTHTOWN MALL
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
-------------------------------------------------------------------------------


1.    OPERATION OF PROPERTY

      The accompanying historical statement of revenues and certain expenses relate to the operations of NorthTown Mall (the "Property") located in Spokane, Washington. The property was originally built in 1955 as a shopping center and has since undergone several expansions and remodelings. NorthTown Mall was acquired by the Company on August 6, 1998.


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION

      The accompanying historical statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

      The accompanying financial statements are not representative of the actual operations for the periods presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property, have been excluded. Revenues excluded consist of revenue unrelated to the continuing operations of the Property. Expenses excluded consist of interest, depreciation of the building and improvements, amortization of deferred costs, and other general and administrative costs not directly related to the future operations of the Property.

      USE OF ESTIMATES

      The preparation of these statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

      INCOME RECOGNITION

      Minimum rents are recognized using the straight-line basis. Percentage rent revenues were recognized on an accrual basis based on annual amounts.

      Effective April 1, 1998 the Company has prospectively adopted the provisions of Issue No. 98-9 ("EITF 98-9") Accounting For Contingent Rent in Interim Financial Periods, which was issued on May 21, 1998 by the Financial Accounting Standards Board Emerging Issues Task Force, which significantly changes the Company's recognition of percentage and overage revenue in interim periods. Prior to the adoption of EITF 98-9, the Company recognized percentage and overage rents revenue monthly on an accrual basis based on estimated annual amounts. Under the provisions of EITF 98-9 percentage and overage rents revenue is recognized in the interim periods in which the specified target that triggers the contingent rental income is achieved.

      The Company has presented NorthTown Mall's Statement of Revenues and Certain Expenses consistent with the Company's treatment of percentage and overage rents.

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 1998
------------------------------------------------------------------------------

      UNAUDITED FINANCIAL INFORMATION

      The interim financial data for the six month periods ended June 30, 1998 and 1997 is unaudited; however, in the opinion of Management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for the interim periods. The results for the periods presented are not necessarily indicative of the results for the full year.

      The following unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of the NorthTown Mall on August 6, 1998 had occurred as of June 30, 1998. This pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Operating Partnership presented herein and the historical financial statements and notes thereto of the Operating Partnership included in the Price Development Company, Limited Partnership, Forms 10-K and 10-Q for the year ended December 31, 1997 and the six month period ended June 30, 1998.

      The unaudited pro forma condensed consolidated balance sheet does not purport to represent what the actual financial position of the Operating Partnership would have been at June 30, 1998, nor does it purport to represent the future financial position of the Operating Partnership.

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 1998                                           (DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------

(UNAUDITED)

                                   OPERATING                               OPERATING
                                   PARTNERSHIP          PRO FORMA         PARTNERSHIP
                                   HISTORICAL         ADJUSTMENTS (A)      PRO FORMA
                                 -------------       --------------      -------------
ASSETS

Net Real Estate Assets           $      546,806      $     128,000       $     674,806
Other Assets                             21,832                530              22,362
                                 --------------      -------------       -------------

                                 $      568,638      $     128,530       $     697,168
                                 ==============      =============       =============

LIABILITIES AND PARTNERS' CAPITAL

Borrowings                       $      297,103      $     128,000       $     425,103
Other Liabilities                        32,250                530              32,780
                                 --------------      -------------       -------------
                                        329,353            128,530             457,883
                                 --------------      -------------       -------------
Minority Interests                        1,892                 --               1,892
                                 --------------      -------------       -------------

Partners' Capital

  General Partner                       204,684                 --             204,684
  Limited Partners                       32,709                 --              32,709
                                 --------------      -------------       -------------
                                        237,393                 --             237,393
                                 --------------      -------------       -------------

                                 $      568,638      $     128,530       $     697,168
                                 ==============      =============       =============

(A) Reflects the purchase of NorthTown Mall acquired on August 6, 1998 as if the acquisition had occurred as of June 30, 1998.

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1998
AND FOR THE YEAR ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------

(UNAUDITED)

      On January 28, 1997, JP Realty, Inc. sold 1,500,000 shares of common stock in an underwritten public offering at an offering price of $27.125 per share. Net proceeds totaled $38,600,000 and were used to purchase additional interests in Price Development Company, Limited Partnership (the "Operating Partnership"). The Operating Partnership used the proceeds to reduce borrowings outstanding under the $50,000,000 credit facility. On June 1, 1997, the Operating Partnership acquired the remaining 70 percent interest in Silver Lake Mall through the issuance of 72,000 Operating Partnership Units ("OP Units") valued at $1,863,000 and the assumption of debt totaling $24,755,000. On June 30, 1997, the Operating Partnership acquired Visalia Mall for $38,000,000, utilizing $37,000,000 in borrowings under an existing credit facility and $593,000 in cash and $407,000 was paid in the form of property in a 1031 tax free exchange. On December 30, 1997, the Operating Partnership acquired the Salem Center for $32,500,000, utilizing borrowings from the Operating Partnership's $200,000,000 unsecured credit facility. On August 6, 1998 Price Spokane Limited Partnership acquired NorthTown Mall. Price Spokane Limited Partnership is owned 99% by the Operating Partnership who is the Limited Partner and 1% by Price NT Corp. who is the General Partner and is wholly owned by JP Realty, Inc. NorthTown Mall was acquired for $128,000,000 utilizing financing of $84,500,000 from a first mortgage loan provided by Morgan Stanley Mortgage Capital, Inc. and $43,500,000 from borrowings from the Operating Partnership's unsecured credit facilities. The unaudited pro forma condensed statement of operations for the six month period ended June 30, 1998 is presented as if acquisition of the property purchased on August 6, 1998 had occurred on January 1, 1997. The unaudited proforma condensed statement of operations for the year ended December 31, 1997, is presented as if the public offering of common stock and purchase of additional units, and the acquisition of the properties purchased on June 1, 1997, June 30, 1997, December 30, 1997 and August 6, 1998 had occurred on January 1, 1997.

      Pro forma information is based upon the historical consolidated results of operations of the Operating Partnership for the six month period ended June 30, 1998 and for the year ended December 31, 1997, giving effect to the transactions described above. The pro forma condensed consolidated statements of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Operating Partnership presented herein and the historical financial statements and notes thereto of the Operating Partnership included in the Price Development Company, Limited Partnership, Forms 10-K and 10-Q for the year ended December 31, 1997 and the six month period ended June 30, 1998.

      The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Operating Partnership would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Operating Partnership's results of operations for future periods.

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1998 (IN THOUSANDS, EXCEPT PER PARTNERSHIP UNIT DATA)
-------------------------------------------------------------------------------

(UNAUDITED)



                                    OPERATING                               OPERATING
                                   PARTNERSHIP          ACQUIRED           PARTNERSHIP
                                   HISTORICAL(A)        PROPERTY            PRO FORMA
                                  -------------      --------------      -------------
Revenues:
Minimum Rents                     $      36,077      $      4,946(B)     $      41,023
Percentage and Overage Rents              1,185               195(B)             1,380
Recoveries from Tenants                  10,133             1,986(B)            12,119
Interest and Other Income                   391                 --                 391
                                  -------------      -------------       -------------
                                         47,786              7,127              54,913

Expenses:
Operating Expenses Before
 Depreciation and Interest               16,135             1,980(B)            18,115
Interest                                  7,796             4,221(C)            12,017
Depreciation and Amortization             8,650             1,541(D)            10,191
                                  -------------      ------------        -------------
    Net Operating Income (Loss)          15,205               (615)             14,590

Minority Interests in
 Income of Consolidated
 Partnerships                              (196)                --                (137)
                                  -------------       ------------       -------------
Net Income (Loss)                        15,009               (615)      $      14,394
                                  =============       ============       =============
Per Partnership Unit Amounts
 - Net Income:

  Basic                           $         .70                          $         .68
                                  =============                          =============
  Diluted                         $         .70                          $         .67
                                  =============                          =============

Weighted Average Partnership
 Units Outstanding:

  Basic                                  21,293                                 21,293
                                  =============                           ============
  Diluted                                21,421                                 21,421(E)
                                  =============                           ============


PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1998            (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------
(UNAUDITED)

(A) Reflects the Price Development Company, Limited Partnership historical consolidated statement of operations for the period January 1, 1998 to June 30, 1998.

(B) Reflects revenues and certain expenses of the Property acquired on August 6, 1998 for the six months ended June 30, 1998.

(C) Reflects interest expense on $43,500 outstanding under the revolving credit facilities, drawn for purposes of the acquisition of the Property, at a rate equal to the average interest rate incurred under the credit facilities, and interest on $84,500 of new first mortgage debt at a 6.68% fixed rate. A change in the interest rate of 1/8% on the revolving credit facilities used to finance the acquisition of the property would result in approximately $27 interest expense increase or decrease for the six months ended June 30, 1998.

(D) Reflects depreciation on approximately $121,000 of the purchase price allocated to buildings, over a 40-year useful life and amortization on loan fees of $530 over a 10 year life.

(E) Based upon 21,421,000 diluted partnership units outstanding. The number of partnership units assumed to be outstanding include 128,000 shares from dilutive stock options of JP Realty, Inc. which have the right to purchase partnership units.

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997 (DOLLARS IN THOUSANDS, EXCEPT PER PARTNERSHIP UNIT DATA)
------------------------------------------------------------------------------

(UNAUDITED)



                                                                 Acquired
                                                 Operating    Properties and      Operating
                                                Partnership    Common Stock      Partnership
                                               Historical(A)    Offering(B)       Pro Forma
                                              --------------   ------------     -------------
Revenues:
 Minimum Rents                                $       59,624   $     16,527     $      76,151
 Percentage and Overage Rents                          3,896          1,096             4,992
 Recoveries from Tenants                              18,199          6,926            25,125
 Interest and Other Income                             1,254           (104)(C)         1,150
                                              --------------   ------------     -------------
                                                      82,973         24,445           107,418
Expenses:
 Operating Expenses Before
  Depreciation, Amortization and Interest             27,434          7,943            35,377
 Interest                                              9,066         12,546            21,612
 Depreciation and Amortization                        13,410          4,467            17,877
                                              --------------   ------------     -------------
   Net Operating Income (Loss)                        33,063           (511)           32,552

 Minority Interests in Income
  of Consolidated Partnerships                          (394)            --              (394)
 Gain on Sale of Real Estate                             339             --               339
                                              --------------   ------------     -------------

 Income (Loss) Before Extraordinary Item              33,008           (511)           32,497


Per Partnership Unit Amounts -
 Income Before Extraordinary Item:

  Basic                                       $         1.57                    $        1.53
                                              ==============                    =============
  Diluted                                     $         1.55                    $        1.52
                                              ==============                    =============
Weighted Average Partnership
 Units Outstanding:

  Basic                                               21,119                           21,234
                                              ==============                    =============
  Diluted                                             21,285                           21,400(D)
                                              ==============                    =============

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997                    (DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------

(UNAUDITED)

(A) Reflects the Price Development Company, Limited Partnership historical consolidated statement of operations for the year ended December 31, 1997.

(B) Reflects revenues and certain expenses of the properties acquired on June 1, June 30, December 30, 1997 and August 6, 1998 for the year December 31, 1997 and the common stock offering on January 28, 1997, the proceeds of which were used to purchase additional partnership units, as if consummated on January 1, 1997 as follows:


                          Silver Lake   Visalia     Salem     NorthTown  Common Stock
                             Mall        Mall        Mall        Mall      Offering     Total
                          ----------   ---------   ---------  ----------  ----------  ---------
Minimum Rents             $    1,058   $   2,164   $   3,300  $   10,005  $      --   $  16,527
Percentage and Overage
 Rents                            37          27         208         824         --       1,096
Recoveries from Tenants          410       1,034       1,495       3,987         --       6,926
Operating Expenses               441       1,277       1,964       4,261         --       7,943
Interest (1)                     732       1,339       2,353       8,444       (322)     12,546
Depreciation and
 amortization(2)                 219         398         770       3,080         --       4,467

       (1) Reflects the adjustment to record interest expense on $122,000 outstanding under the revolving credit facilities, drawn for purposes of the acquisitions, at a rate equal to the average interest rate incurred under the credit facilities, and interest on $12,997 of assumed debt at a 8.5% fixed rate, and interest on $84,500 of new first mortgage debt at a 6.68% fixed rate. A change in the interest rate of 1/8% on the revolving credit facilities used to finance the acquisition of the properties would result in $153 interest expense increase or decrease.

             Interest expense is reduced by using the $38,600 in net proceeds from the January 28, 1997 common stock offering. The proceeds were used to retire borrowings outstanding on the Operating Partnership's credit facilities.

       (2) Reflects the adjustment to record depreciation on approximately $205,000 of the purchase price allocated to buildings, over a 40-year useful life and amortization based on loan fees of $530 over a 10 year life.

(C) Adjustment reflects a reduction in outside management fees for the Operating Partnership received for management services provided to Silver Lake Mall prior to the acquisition.

(D) Based upon 21,400,000 partnership units outstanding. The number of partnership units assumed to be outstanding include the 1,500,000 shares sold in the January 28, 1997 offering and 166,000 shares from dilutive stock options of JP Realty, Inc. which have the right to purchase operating partnership units.

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT
OF TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------

(Unaudited)

      The following unaudited statement is a pro forma estimate of taxable net operating income and operating funds available of the Operating Partnership for a twelve-month period. The pro forma statement is based on the Operating Partnership's historical operating results for a twelve-month period ended December 31, 1997 adjusted for the effects of the Operating Partnership's acquisition of the properties purchased on June 1, 1997, June 30, 1997, December 30, 1997 and August 6, 1998. This statement does not purport to forecast actual taxable net operating income and operating funds available for any period in the future.

      This statement should be read in conjunction with (i) the financial statements of the Operating Partnership and (ii) the pro forma condensed financial statements of the Operating Partnership.


ESTIMATE OF TAXABLE NET OPERATING INCOME:

Operating Partnership historical income, exclusive of
 depreciation and amortization (Note 1)                          $  46,539

Properties acquired on June 1, 1997, June 30, 1997,
 December 30, 1997 and August 6, 1998 - Pro Forma loss,
 exclusive of depreciation and amortization (Note 2)                 3,956

Estimated tax depreciation and amortization (Note 3):
  1997 tax depreciation and amortization                           (14,952)
  Pro forma tax depreciation for property acquired during 1998      (1,514)
                                                                  --------
                                                                   (16,466)
                                                                  --------
Pro forma taxable net operating income                            $ 34,029
                                                                  ========
ESTIMATE OF OPERATING FUNDS AVAILABLE:
Pro forma taxable net operating income                            $ 34,029
Add pro forma tax depreciation and amortization                     16,466
                                                                  --------

Estimated pro forma operating funds available (Note 4)            $ 50,495
                                                                  ========



PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT
OF TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
------------------------------------------------------------------------------

(Unaudited)

Note 1 - The  historical   income   before   minority  interests  of  Operating
         Partnership unitholders, exclusive of  depreciation  and  amortization represent the Operating Partnership's income exclusive of depreciation and  amortization  for  the  twelve months ended December 31, 1997  as
         reflected   in  the  Operating  Partnership's   historical   financial
         statements.

Note 2 - The Pro forma loss, exclusive of depreciation and amortization for the properties acquired on June 1, 1997, June 30, 1997, December 30, 1997 and August 6, 1998 loss referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 1997 included elsewhere herein.

Note 3 - Tax depreciation for the Operating Partnership is based upon the Operating Partnership's tax basis in the Property. The costs are generally depreciated on a straight-line method over a 40-year life.

Note 4 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.




                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PRICE DEVELOPMENT COMPANY,
                                          LIMITED PARTNERSHIP
                                          (Registrant)
                                          By: JP Realty, Inc., its
                                          General Partner







     AUGUST  17, 1998                     /s/ G. Rex Frazier
Date -------------------                  --------------------------------------
                                          G. Rex Frazier President, Chief Operating Officer,
                                          and Director Of JP Realty, Inc.





                                 EXHIBIT 23.1





                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-34835 and No. 333-34835-01) of Price Development Company, Limited Partnership of our report dated August 11, 1998 relating to the historical statements of revenues and certain expenses of NorthTown Mall for the year ended December 31, 1997, which appears in the Current Report on Form 8-K of Price Development Company,
Limited Partnership dated August 11, 1998





PricewaterhouseCoopers LLP
-----------------------------
PRICEWATERHOUSECOOPERS LLP
Salt Lake City, Utah
August 17, 1998


